EXHIBIT 10.83

AMENDMENT TO SETTLEMENT AGREEMENT

WHEREAS, on or about July 11, 2007, a settlement agreement (the “Settlement Agreement”) was entered into among the United States of America, acting through its Department of Justice and the United States Attorney’s Office for the Eastern District of New York, the Office of Inspector General of the Department of Health and Human Services (“HHS-OIG”), the United States Office of Personnel Management (“OPM”), and the United States Department of Defense TRICARE Management Activity (“TMA”) (collectively the “United States”); Jazz Pharmaceuticals, Inc. (“JPI”) and Orphan Medical, Inc. (which merged in 2008 into Orphan Medical, LLC) (“Orphan”) (JPI and Orphan are collectively referred to as “Defendants”); and Shelley Lauterbach (the “Relator”); through their authorized representatives (collectively, all of the above will be referred to as “the Parties”);

WHEREAS, the Settlement Agreement resolved certain claims that the United States and Relator had against Defendants regarding the marketing of the drug Xyrem, including claims under the federal False Claims Act;

WHEREAS, in accordance with the Settlement Agreement, Defendants agreed to make payments to the United States pursuant to a schedule annexed to the Settlement Agreement (the “Schedule”);

WHEREAS, the Settlement Agreement requires Defendants to make a payment to the United States on January 15, 2009;

WHEREAS, due to a change in their financial condition, Defendants have requested that the Schedule be amended so that their January 15, 2009 payment becomes due on October 15, 2009;

WHEREAS, following the United States review of Defendants’ current financial condition, the United States and Relator consent to such an amendment of the Settlement Agreement;

Amendment to Civil Settlement Agreement with Jazz Pharmaceutical, Inc/Orphan Medical	1

THEREFORE, the Parties hereby agree to the following:

1. The Schedule is amended as follows: Defendants’ January 15, 2009 payment to the United States is now due on October 15, 2009.

2. Defendants and Relator represent that this Amendment is freely and voluntarily entered into without any degree of duress or compulsion whatsoever.

3. The individuals signing this Amendment on behalf of Defendants represent and warrant that they are authorized by Defendants to execute this Amendment. The individual signing this Amendment on behalf of Relator represents and warrants that he is authorized by Relator to execute this Amendment. The United States signatories represent that they are signing this Amendment in their official capacities and that they are authorized to execute this Amendment.

4. This Amendment may be executed in counterparts, each of which constitutes an original and all of which constitute one and the same Amendment.

5. This Amendment is binding on Defendants’ successors, transferees, heirs, and assigns.

6. This Amendment is binding on Relator’s successors, transferees, heirs, and assigns.

7. All Parties consent to the United States’ disclosure of this Amendment, and information about this Amendment, to the public.

8. This Amendment is effective on the date of signature of the last signatory to the Amendment (the “Effective Date of this Amendment”). Facsimiles of signatures shall constitute acceptable, binding signatures for purposes of this Amendment.

Amendment to Civil Settlement Agreement with Jazz Pharmaceutical, Inc/Orphan Medical	2

THE UNITED STATES OF AMERICA

BENTON J. CAMPBELL
United States Attorney
Eastern District of New York

DATED:	2/4/09	BY:	/s/ Paul Kaufman
PAUL KAUFMAN
Assistant United States Attorney
Chief, Civil Health Care Fraud
United States Attorney’s Office
Eastern District of New York

DATED:	2/4/09	BY:	/s/ Brian McCabe
BRIAN McCABE
Trial Attorney
Commercial Litigation Branch
Civil Division
United States Department of Justice

DATED:	2/18/09	BY:	/s/ Gregory E. Demske
GREGORY E. DEMSKE
Assistant Inspector General for Legal Affairs
Office of Counsel to the Inspector General
Office of Inspector General
United States Department of Health and Human Services

DATED:	2/10/09	BY:	/s/ Laurel C. Gillespie
LAUREL C. GILLESPIE
Deputy General Counsel
TRICARE Management Activity
United States Department of Defense

Amendment to Civil Settlement Agreement with Jazz Pharmaceutical, Inc/Orphan Medical	3

DATED:	2/3/06	BY:	/s/ Lorraine E. Dettman
LORRAINE E. DETTMAN
Assistant Director for Insurance Service Programs
Center for Retirement and Insurance Services
United States Office of Personnel Management

DATED:	2/4/09	BY:	/s/ J. David Cope
J.DAVID COPE
Assistant Inspector General For Legal Affairs
United States Office of Personnel Management

Amendment to Civil Settlement Agreement with Jazz Pharmaceutical, Inc/Orphan Medical	4

JPI AND ORPHAN - Defendants

DATED:	2/6/09	BY:	/s/ Samuel R. Saks
SAMUEL R. SAKS, M.D.
Chief Executive Officer
Jazz Pharmaceuticals, Inc

DATED:	2/6/09	BY:	/s/ Bob Myers
ROBERT MYERS.
Member
Orphan Medical, LLC

DATED:	2/6/09	BY:	/s/ Mark Jensen
J. SEDWICK SOLLERS III, Esq.
MARK A. JENSEN, Esq.
King & Spalding LLP
Counsel for Jazz Pharmaceuticals Inc. and
Orphan Medical, LLC

Amendment to Civil Settlement Agreement with Jazz Pharmaceutical, Inc/Orphan Medical	5

RELATOR

DATED:	2/4/09	BY:	/s/ Shelley Lauterbach
SHELLEY LAUTERBACH
Relator

DATED:	2/4/09	BY:	/s/ Larry Zoglin
LARRY ZOGLIN, Esq.
Phillips and Cohen LLP
Counsel for Relator

Amendment to Civil Settlement Agreement with Jazz Pharmaceutical, Inc/Orphan Medical	6